UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15*(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2009

CLIFF ROCK RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-131081

(Commission File Number)

98-0459440

(IRS Employer Identification Number)

195 Dalcastle Way NW, Calgary, Alberta, Canada T3A 2N5

(Address of principal executive offices and Zip Code)

(403) 699-5293

(Registrant’s telephone number, including area code)

1824 Westmount Road NW, Vancouver, BC Canada T2N 3M5

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 340-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Forward Split of Common Stock

On April 30, 2009, the Company completed a forward stock split of its common stock on a ratio of three shares for every one share of the Company.  The record date of the forward stock split was April 21, 2009, the payment date of the forward split was On April 29, 2009, and the ex-dividend date of the forward split was April 30, 2009.  The forward split was payable as a dividend, thereby requiring no action by shareholders, nor any amendment to the articles of incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFF ROCK RESOURCES CORP.

 “Andrew Hamilton”

____________________________________

Andrew Hamilton

Dated:  May 12, 2009